As filed with the Securities and Exchange Commission on April 27, 2021

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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(RULE 14A-101)
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EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST

  (Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST

Eubel Brady & Suttman Income and Appreciation Fund
Eubel Brady & Suttman Income Fund

June 10, 2021
Important Voting Information Inside

Please vote immediately!

You can vote through the internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
• Read the Proxy Statement and have the enclosed proxy card at hand	• Read the Proxy Statement and have the enclosed proxy card at hand
• Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	• Go to the website found on the enclosed card and follow the simple instructions

 PROXY STATEMENT
EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
Important Voting Information Inside!

TABLE OF CONTENTS
Letter from the President	1
Notice of Special Meeting of Shareholders	2
Questions and Answers	4
Proxy Statement	6
Proposal 1: Election of Trustees	7
Additional Trustee Information	12
Investment Adviser and Other Service Providers	13
Information About the Meeting	13
Other Business	16
Appendix A: Charter for Audit and Governance Committee	17

Please Vote Immediately!

You can vote through the Internet, by telephone, or by mail.

Details on voting can be found on your proxy card.

LETTER FROM THE PRESIDENT

Eubel Brady & Suttman Mutual Fund Trust
10100 Innovation Drive, Suite 410
Dayton, Ohio 45342

May 1, 2021

Dear Fellow Shareholder,

I am writing to inform you of an upcoming Special Meeting of Shareholders of the Eubel Brady & Suttman Mutual Fund Trust (the “Trust”), consisting of the Eubel Brady & Suttman Income and Appreciation Fund and the Eubel Brady & Suttman Income Fund, each a separate series of the Trust, to be held on June 10, 2021.  At the meeting, you are being asked to vote on the election of four nominees to serve on the Board of Trustees of the Trust.

Voting is quick and easy. Everything you need is enclosed. Please take a few minutes to review this Proxy Statement and vote your shares today. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. In light of the continuing risk posed by the coronavirus (COVID-19) pandemic, we strongly encourage shareholders to return the proxy card or vote by phone or electronically prior to the meeting rather than attending in person.

The Board of Trustees recommends a vote “FOR” each of the Nominees being proposed for election to the Board of Trustees. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact Okapi Partners, our proxy solicitor, toll-free at 1-844-202-1854.

I appreciate your consideration of this important proposal. Thank you for investing with the Trust and for your continued support.

Sincerely,
/s/ Scott E. Lundy
Scott E. Lundy
President

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST

Eubel Brady & Suttman Income and Appreciation Fund
Eubel Brady & Suttman Income Fund

10100 Innovation Drive, Suite 410
Dayton, Ohio 45342
1-800-391-1223

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 10, 2021

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust (the “Trust”), will be held at the offices of Ultimus Fund Solutions, LLC, the Trust’s transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on June 10, 2021, at 10:30 a.m., Eastern time. This meeting is being held so that shareholders can vote on proposals to:

1.	Elect four Trustees to the Board of Trustees of the Trust; and
2.	Transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for the Special Shareholders’ Meeting. Shareholders of record as of the close of business on April 23, 2021 are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
• Read the Proxy Statement and have the enclosed proxy card at hand	• Read the Proxy Statement and have the enclosed proxy card at hand
• Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	• Go to the website found on the enclosed card and follow the simple instructions

In light of the continuing risk posed by the coronavirus (COVID-19) pandemic, we encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners, our proxy solicitor, toll-free at 1-844-202-1854.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL.

May 1, 2021	BY ORDER OF THE BOARD OF TRUSTEES

Carol J. Highsmith
Assistant Secretary

Please vote by telephone or through the internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

QUESTIONS AND ANSWERS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposal to be voted on by shareholders.

Q: What is happening? Why did I get this package of materials?

A:       Eubel Brady & Suttman Mutual Fund Trust (the “Trust”) is conducting a special meeting of shareholders (the “Special Meeting” or “Meeting”), scheduled to be held at 10:30 a.m., Eastern Time, on June 10, 2021 to consider the election of Trustees. According to our records, you are a shareholder of record of the Eubel Brady & Suttman Income and Appreciation Fund and/or the Eubel Brady & Suttman Income Fund (each of which will be referred to individually as a “Fund” and together as the “Funds”), as of April 23, 2021, the record date for this Meeting.

Q: Why am I being asked to elect Trustees?

A:       The Trust is required to hold a shareholder meeting for the purpose of electing Trustees to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Board has considered the qualifications of each of the nominees, including those nominees that currently serve as Trustees, and determined that each is qualified to serve on the Board.

Q: What role does the Board play generally?

A.       The Trustees serve as representatives of the shareholders of the Funds and are generally responsible for governance and oversight of the Funds. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees meet throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Funds, among other duties.

Q: Why might I receive more than one Proxy Card?

A:       If you own shares that are registered in different accounts, you may receive a separate proxy card for the shares held in each named account and should vote each proxy card received.

Q: How does the Board of Trustees recommend that I vote?

A:       After careful consideration of the proposal, the Board of Trustees unanimously recommends that you vote FOR the proposal. Information on the qualifications of the nominees is set forth in the accompanying Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A:       It is important that shareholders vote by telephone or internet or complete and return signed proxy cards promptly, but no later than June 9, 2021 to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposal, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Who should I call for additional information about the Proxy Statement?

A:       If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-844-202-1854.

by voting immediately, you can help avoid the considerable expense of any additional solicitation of proxies.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
Eubel Brady & Suttman Income and Appreciation Fund
Eubel Brady & Suttman Income Fund

10100 Innovation Drive, Suite 410
Dayton, Ohio 45342
1-800-391-1223

PROXY STATEMENT
May 1, 2021

SPECIAL MEETING OF SHAREHOLDERS
To be held on June 10, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Eubel Brady & Suttman Mutual Fund Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Ultimus Fund Solutions, LLC, the Trust’s transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on June 10, 2021, at 10:30 a.m., Eastern time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of the Eubel Brady & Suttman Income and Appreciation Fund and Eubel Brady & Suttman Income Fund (each a “Fund” and collectively, the “Funds”) of the Trust.

This meeting is being held so that shareholders can vote on proposals to:

Proposals		Funds Voting
1.	Elect four Trustees to the Board of Trustees of the Trust	All Funds
2.	Transact such other business as may properly come before the meeting or any adjournment thereof	All Funds

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about May 1, 2021.

The Trust will furnish, without charge, a copy of each Fund’s most recent annual and semiannual reports upon request. To request these documents, please call us at 1-800-391-1223 or write to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246-0707.

PROPOSAL 1:

ELECTION OF TRUSTEES

In this proposal, shareholders of the Funds are being asked to elect Virginia A. Boeckman, Kathryn E. Borchers, Scott E. Lundy and Christopher C. Young (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term. Mr. Lundy and Mr. Young are incumbent trustees, having been elected to their positions by shareholders in 2014. Ms. Boeckman also is an incumbent trustee, having been appointed to that position by the Board on March 28, 2017. The Investment Company Act of 1940, as amended, (the “Investment Company Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Ms. Boeckman, Mr. Lundy and Mr. Young to their current positions. Even if shareholders do not elect Ms. Boeckman, Mr. Lundy and Mr. Young, they will continue to serve in their current capacities pursuant to their previous election or appointments to the Board.

Ms. Borchers was nominated for election to the Board by the Audit and Governance Committee (the “Committee”) of the Board of Trustees. The Committee consists of the two incumbent Trustees, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act (referred to hereafter as “Independent Trustees”). An incumbent Independent Trustee recommended Ms. Borcher’s nomination to the Committee.

Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. The Committee, at a meeting held on April 1, 2021, recommended to the Board that Ms. Borchers be nominated for election to the Board of Trustees.  The Board considered pertinent information on Ms. Borchers nomination to serve on the Board.  After considering Ms. Borchers background and experience, the Board determined to nominate Ms. Borchers for election as a Trustee.  If elected, Ms. Borchers will assume office on or about June 28, 2021.

If elected, Ms. Boeckman, Ms. Borchers, and Mr. Young will be considered Independent Trustees. That means they are not “interested persons” of the Trust, as that term is defined in the Investment Company Act, because they are not employees or officers of, and have no financial interest in, the Trust’s affiliates or its service providers. Mr. Lundy is an “interested person” of the Trust, as defined by the Investment Company Act, because he is an employee of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). As a result, he is considered an Interested Trustee.

The Board of Trustees recommends that Ms. Boeckman, Ms. Borchers, Mr. Lundy and Mr. Young be elected to serve as Trustees of the Trust.

The Board of Trustees Generally

The Board currently consists of two Independent Trustees and one Interested Trustee. The Trustees serve for an indefinite duration until death, resignation, retirement or removal from office. Subject to the Investment Company Act and applicable Ohio law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.

The Board of Trustees oversees the management of the Trust and meets quarterly to review reports about the Trust’s operations. The Board of Trustees provides broad supervision over the affairs of the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds’ day-to-day operations. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board and to any agent or employee of the Trust. During the fiscal year ended July 31, 2020, the Board of Trustees held four meetings. Each Trustee attended each Board meeting during the July 31, 2020 fiscal year.

Audit and Governance Committee

The Board has established an Audit and Governance Committee (the “Committee”) consisting entirely of the Independent Trustees. Ms. Boeckman is the Chair of the Committee. The Committee’s principal functions, as outlined in its charter, are to: (i) appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) select and nominate all persons to serve as Independent Trustees; and (iv) act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in regulations under the Sarbanes-Oxley Act. The Committee also oversees the independence and effective functioning of the Board.

The Committee reviews the qualifications of potential trustee candidates and makes recommendations to the full Board. In the evaluation process, the Committee and the Board take the following into account, among other factors:

•	The candidate’s ability to think and act independently, as well as the capacity to work in a collegial manner with persons of different educational, business and cultural backgrounds;

•	Whether the candidate possesses skills and expertise that complement the attributes of the existing Trustees;

•	Whether the candidate would represent a diversity of viewpoints, backgrounds, experiences and other demographics;

•	The candidate demonstrates financial literacy or other professional or business experience relevant to an understanding of the Trust and its business; and

•	Whether the candidate is free of conflicts of interest that would violate any applicable law or regulation or interfere with the proper performance of the duties of a Trustee.

Age, gender, race and national origin are relevant, but not determining, factors considered by the Committee. In identifying candidates for nomination to the Board of Trustees, the Committee determines, in its sole discretion, whether an individual meets the criteria listed above. In general, the Committee and the Board seek to foster a diversity of perspectives among the Trustees.

The Committee reviews shareholder recommendations for nominations to fill vacancies on the Board of Trustees if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee may adopt, by resolution, policies regarding its procedures for considering candidates for the Board of Trustees, including any recommended by shareholders. A copy of the Committee’s charter is available free of charge, upon request directed to the Assistant Secretary of the Trust, and is included herewith as Appendix A. During the most recent fiscal year ended July 31, 2020, the Committee met three times.

Information Regarding the Nominees and Officers of the Trust

The following is a list of the Nominees, as well as the executive officers of the Trust

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies Held by Nominee/ Trustee in Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee
Interested Trustee:
Scott E. Lundy, CFP* Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Executive Vice President and Principal of the Adviser since 2003; Chief Compliance Officer of the Adviser from March 2016 until April 2019.	NA	2
Independent Trustees:
Kathryn E. Borchers c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1963	Nominee	Nominee

Senior Director, Human Resource (HR) Operations for CareSource Ohio (non-profit managed healthcare provider) from October 2016 to present; Senior Consultant and Adjunct Facilitator at Stellar Performance (HR coaching and workshop facilitator) from January 2016 until September 2016.

				NA	NA
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1962	Chairman since July 2016; Trustee since July 2014	Chairman and Trustee	Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to present (purchaser of Noranda Aluminum where he worked as Vice President, Sales from January 2014 until October 2016 and as a director from 2010 to 2013).	NA	2

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies Held by Nominee/ Trustee in Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee
Interested Trustee:
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1960	Since March 2017	Trustee; Chair of Audit and Governance Committee	Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) from January 2017 to present; Senior Project Manager, Finance at LexisNexis (an information service provider) from 2008 to 2017.	NA	2
Executive Officers:
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Chief Compliance Officer of the Adviser since April 2019; Compliance Manager of the Adviser from 2003 until 2019.
Theresa M. Bridge Ultimus Fund Solutions, LLC 225 Pictoria Drive, Ste. 450 Cincinnati, OH 45246 Year of Birth: 1969	Since July 2014	Treasurer	Senior Vice President-Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.
Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer and Principal of the Adviser since 1993.

*	Scott E. Lundy, as an affiliated person of the Adviser is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act.

Ownership in the Trust’s Adviser or Distributor by the Nominees who are Independent Trustees

As of the Record Date, none of the Trustees or Nominees who are Independent Trustees of the Trust hold any positions, or have any ownership interest in the Adviser, Ultimus Fund Distributors, LLC (the “Distributor”) or any affiliated person of the Trust.

Qualifications of Trustees

The Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Audit and Governance Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.

Incumbent Interested Trustee:

Scott E. Lundy. Mr. Lundy is Executive Vice President and Principal of the Adviser and served as Chief Compliance Officer of the Adviser from March 2016 until April 2019. Prior to joining the Adviser in 2003, he worked as a financial consultant. Mr. Lundy earned his Certified Financial Planner designation in 2004 and has 18 years of investment experience. He also holds a B.S. in accounting from Florida Gulf Coast University. Mr. Lundy has served as a Trustee of the Trust since 2014. The Board has concluded that Mr. Lundy is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

Incumbent Independent Trustees:

Christopher C. Young. Mr. Young has been the Vice President of Sales for New Day Aluminum since October 2016. From 2010 until 2016, he worked at Noranda Aluminum in the roles of Vice President of Sales and Director. He is a co-founder of B2BSX, a business software exchange for custom and platform dependent applications and was a principal of the firm from 2007 until 2010. Mr. Young earned his B.A. degree from Duke University and his Master of Business Administration (“M.B.A”) from the Kellogg Graduate School of Management at Northwestern University. He has served as a Trustee of the Trust since 2014 and Chairman since 2016. The Board has concluded that Mr. Young is suitable to serve as a Trustee because of his leadership roles, professional experience and academic background.

Virginia A. Boeckman. Ms. Boeckman is a Manager at CareSource (a non-profit managed healthcare provider) where she is responsible for SAP (Systems, Applications and Products) Finance Application Development and Support, a billing and financial software application. From July 2008 until January 2017, she worked at LexisNexis (an information service provider) where her last position was Senior Project Manager, Finance. She has also worked as a Senior IT Business Analyst at NCR Corporation (a consumer transaction technology company), Finance Team Manager at MeadWestvaco Corporation (a former packaging company), an accounting manager at Roberds Inc./Day-Pak Inc. (a retailer) and a staff auditor at Deloitte & Touche LLP. Ms. Boeckman is a non-practicing Certified Public Accountant and earned her B.S. in Accounting from the University of Dayton. She has served as a Trustee of the Trust since 2017. The Board has concluded that Ms. Boeckman is suitable to serve as a Trustee because of her leadership roles and business experience and her background in accounting and information technology.

Independent Trustee Nominee:

Kathryn E. Borchers. Ms. Borchers is a Senior Director of Human Resources and Operations at CareSource (a non-profit managed healthcare provider). From January 2016 until September 2016, she was a Senior Consultant and Adjunct Facilitator at Stellar Performance, a human resource team building and leadership development facilitator. She has been a Vice Chair and Board Member of Hannah’s Treasure Chest (a non-profit for needy children) from May 2013 until present. Ms. Borchers earned her B.S. degree in Accounting and M.B.A from the University of Dayton. The Board has concluded that Ms. Borchers is suitable to serve as a Trustee because of her leadership roles, business experience and academic background.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

ADDITIONAL TRUSTEE INFORMATION

Audit Committee Financial Expert. The Board of Trustees has determined that the Trust has at least one audit committee financial expert serving on the Audit Committee and has designated Ms. Boeckman as an audit committee financial expert. Ms. Boeckman is an Independent Trustee.

Nominee Ownership of Shares of the Trust as of the Record Date. The following table shows the dollar range of beneficial ownership of shares of each Fund and, on an aggregate basis the dollar range of ownership of shares of all Funds within the Trust, held by each Nominee as of the Record Date.

Name of Trustee or Nominee	Dollar Range of Fund Shares Owned by Trustee/Nominee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee/Nominee
Virginia A. Boeckman	None	None
Scott E. Lundy	EBS Income & Appreciation Fund: $10,001- $50,000 EBS Income Fund: Over $100,000	Over $100,000
Christopher C. Young	None	None
Kathryn E. Borchers	None	None

Independent Trustee Compensation. Mr. Lundy, as an “interested person” of the Trust, does not receive any compensation from the Trust for serving as a Trustee of the Trust. Each Independent Trustee receives from the Trust a fee of $2,625 for attendance at each meeting of the Board. In addition, the Chairman of the Committee receives an additional annual fee of $1,000 for her service on the Committee. The fees are split equally among the Funds. The following table shows the compensation paid to each Trustee during the Trust’s fiscal year ended July 31, 2020.

	Aggregate Compensation Paid by each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex
Christopher C. Young	$5,250.00	None	None	$10,500.00
Virginia A. Boeckman	$5,250.00	None	None	$10,500.00
Kathryn E. Borchers*	None	None	None	None

*Ms. Borchers did not serve on the Board during the July 31, 2020 fiscal year.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. The Funds’ investment adviser is Eubel Brady & Suttman Asset Management, Inc., 10100 Innovation Drive, Suite 410, Dayton, Ohio 45342. The Adviser is responsible for managing each Fund’s investment portfolio and oversees the daily business operations of the Funds.

Administrator. Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agent and shareholder services. The mailing address of Ultimus is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Distributor”) is the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor’s mailing address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm. The Board of Trustees, including a majority of the Independent Trustees, has selected Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm. Cohen is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

INFORMATION ABOUT THE MEETING

The Special Meeting will be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. However, we intend to monitor the recommendations of public health officials and governmental restrictions as the COVID-19 pandemic continues. We will notify you if we decide to hold a meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting). If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on www.okapivote.com/EBS. We encourage you to check www.okapivote.com/EBS prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy.

Costs of Proxy and Proxy Solicitation Services. All costs associated with the Special Meeting, including the expenses of preparing, printing and mailing this proxy statement and the solicitation and tabulation of proxies, will be borne by the Funds. The Trust has retained Okapi Partners to assist with the printing, distribution, tabulation and solicitation of proxies. The estimated costs of such services by Okapi Partners is $12,025. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward this proxy statement to the beneficial owners of shares of the Funds and obtain authorization for executing proxies. The Funds may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred in the forwarding of proxy materials to the beneficial owners. Supplementary solicitations may be made by representatives of the Trust by mail, telephone, e-mail, facsimile or other electronic means Expenses incurred in connection with the Special Meeting will generally be allocated among the Funds based upon the number of shareholders in each Fund as of the Record Date.

Voting Your Proxy. If you vote your proxy now, you may revoke it before the Meeting using any of the voting procedures described on your proxy card or by attending the Special Meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Record Date and Outstanding Shares. The Board of Trustees has fixed the close of business on April 23, 2021 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate vote for fractional shares held. No shares have cumulative voting rights. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Trust is 39,417,859.605 consisting of 10,804,996.504 shares of the Eubel Brady & Suttman Income and Appreciation Fund and 28,612,863.101 shares of the Eubel Brady & Suttman Income Fund.

Principal Shareholders of the Funds. As of the Record Date, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 99.95% of the outstanding shares of the Eubel Brady & Suttman Income & Appreciation Fund and 99.89% of the outstanding shares of the Eubel Brady & Suttman Income Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund for purposes of voting on matters submitted to shareholders. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Shareholder Vote Required. The vote of a plurality of the Trust’s shares represented at the Meeting is required for the election of Trustees (Proposal 1 below). If Proposal 1 does not receive enough “FOR” votes by the date of the Meeting to constitute approval, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes.

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Special Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes are not received to approve the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of the proposal for any such adjournment, and will vote those proxies for which they are required to vote “AGAINST” the proposal against any such adjournment.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” effectively will be a vote against the proposal and will have no effect on a vote for adjournment.

Trustee Votes. The Trustees intend to vote all of their shares held in the Funds in favor of the proposal described herein. As of the Record Date, the incumbent Trustees, Trustee nominee and officers of the Trust, as a group, owned of record or beneficially 1.2% of the outstanding shares of the EBS Income & Appreciation Fund and less than 1% of the outstanding shares of the EBS Income Fund.

Shareholder Proposals. Annual meetings of shareholders of the Trust are not required as long as there is no particular requirement under the Investment Company Act or state law that must be met by convening such a shareholder meeting. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Pursuant to the proxy rules under the Securities Exchange Act of 1934, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to Carol J. Highsmith, Assistant Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Communicating with the Board. Shareholders may communicate with the Board of Trustees, or, if applicable, specified individual Trustees, by writing to Eubel Brady & Suttman Mutual Fund Trust, 10100 Innovation Drive, Suite 410, Dayton, Ohio 45342.

Delivery Of Voting Instructions. If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-391-1223 or write to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246-0707.

by voting immediately, you can help avoid the considerable expense of any additional solicitation of proxies.

OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Trustees

Carol J. Highsmith
Assistant Secretary

Date: May 1, 2021

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is necessary if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

APPENDIX A

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
CHARTER FOR AUDIT AND GOVERNANCE COMMITTEE

I.            THE COMMITTEE

The Audit and Governance Committee (the “Committee”) of Eubel Brady & Suttman Mutual Fund Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust or its investment adviser (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Hereafter any references in the Trust’s policies and procedures to an “Audit Committee” shall be considered a reference to this Committee.

II.           FINANCIAL REPORTING AND FUNCTIONS

1.         The Committee shall: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) be responsible for the appointment of and compensation of any independent registered public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) and requiring the independent registered public accounting firm to report to the Committee; (c) oversee the work of the independent registered public accounting firm and the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (d) act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees.

2.         The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

3. To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to be responsible for the selection, oversight, retention or termination of the independent registered public accounting firm and, in connection therewith, shall (i) evaluate the proposed fees and other compensation, if any, to be paid to the independent registered public accounting firm, (ii) evaluate the independence of the independent registered public accounting firm and its compliance with applicable requirements, based upon its representations to the Committee, (iii) pre-approve all audit services and, when appropriate, any non-audit services[1] provided by the independent registered public accounting firm to the Trust, and (iv) pre-approve, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Trust’s investment adviser,[2] or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust;

(b)

to meet with the Trust’s independent registered public accounting firm, including private meetings, as necessary, in order to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the independent registered public accounting firm proposes to render to the Board of Trustees and shareholders; and (v) discuss any other matters that are required to be communicated by the independent registered public accounting firm in accordance with generally accepted auditing and independence standards;

(c)

to receive at least annually a report from the independent registered public accounting firm within 90 days prior to the filing of the firm’s report (or receive an updated report within such 90 day period, if the firm’s annual report is presented to the Committee more than 90 days prior to the filing of the firm’s report) which includes the following: (i) all critical accounting policies and practices used by the Trust (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent registered public accounting firm, (iii) other material written communications between the independent registered public accounting firm and management of the Trust since the last annual report or update, and (iv) a description of any non-audit services provided, including fees associated with the services, to the Trust since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

(d)	to meet with the Trust’s Treasurer and representatives of the Trust’s accounting services provider, as necessary;

[1]	The Sarbanes-Oxley Act of 2002 prohibits a fund’s independent accountant from providing certain enumerated non-audit services contemporaneously with the fund’s audit. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.
2	This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(e)	to review the audited financial statements and unaudited semiannual financial statements and make recommendations to the Board regarding approval of such statements;

(f)

to discuss all disclosures made by the Trust’s officers certifying the Trust’s Form N-CSR to the Committee, based on such officers’ most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust’s ability to record, process, summarize and report financial data and weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Trust’s internal controls;

(g)	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm; and

(h)

to receive, retain and deal with on a confidential basis complaints regarding accounting, internal controls and auditing matters, and to investigate improprieties or suspected improprieties in the Trust’s operations brought to the attention of the Committee.

4.        The Committee hereby delegates to the Chairman of the Committee, when the Committee is not in session, the authority to pre-approve audit and non-audit services provided by the Trust’s independent registered public accounting firm, as contemplated by paragraph 3(a) of this Section II. The Chairman shall report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

5.        With respect to the provision of services provided by the independent registered public accounting firm to the Trust, other than audit, review or attest services, the pre-approval requirement contemplated by paragraph 3(a) of this Section II is waived if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee, or by the Chairman of the Committee pursuant to paragraph 4 of this Section II, prior to the completion of the audit. With respect to non-audit services provided by the independent registered public accounting firm to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, the pre-approval requirement is waived if the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent registered public accounting firm by the Trust, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee.

III.      BOARD NOMINATIONS AND FUNCTIONS

1.        The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for any funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for “interested” Trustee candidates to the Board.

3.        The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.        The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.        The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

6. The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes in compensation to the Independent Trustees as a group.

7. The Committee shall oversee arrangements for orientation of new Independent Trustees, and continuing education for Independent Trustees.

8.        The Committee shall oversee the governance processes and activities of the Board, including the conduct of Board meetings and the nature and organization of materials prepared for Board meetings. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

IV.      COMMITTEE NOMINATIONS AND FUNCTIONS

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.

3.        The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

4.        The Committee shall, at least as often as is required by law, review the performance of all Board members. The Committee may invite any or all Trustees or others to participate in such reviews as it deems appropriate.

V.       QUALIFIED LEGAL COMPLIANCE COMMITTEE FUNCTIONS AND RESPONSIBILITIES

1. The Committee shall act as the Trust’s “qualified legal compliance committee (“QLCC”), as such term is defined in 17 CFR Part 205.2.

2.        The Committee shall adopt written procedures for the confidential receipt, retention and consideration of any report made to the QLCC regarding evidence of (1) a material violation of an applicable United States federal or state securities law, (2) a material breach of a fiduciary duty arising under United States federal or state law, or (3) a similar material violation of any United States federal or state law by the Trust or by any officer, trustee, employee or agent of the Trust (“Material Violations”).

3.        Upon receiving a report of a Material Violation, the Committee shall promptly convene a formal meeting to consider the report and determine the appropriate response to such report. The Committee may consult with such attorneys or experts as it deems appropriate to determine whether an investigation of the report of a Material Violation is required.

4.        The Committee shall maintain the confidentiality of any report of a Material Violation, including the identity of the attorney making the report. The Committee may share the report, or excerpts of its contents, with (i) any attorney assisting the Committee in the evaluation or investigation of the report of a Material Violation, (ii) the full Board of Trustees, (iii) experts retained by the Committee to assist it with the investigation, and (iv) any other person or entity, who in the opinion of the Committee, requires access to such report in connection with any investigation associated therewith. The Committee also may share such reports with any state or federal regulatory body, or any other person or entity authorized by state or federal law to review such reports.

5.        The Committee may, at its discretion, investigate any report of a Material Violation. At the conclusion of any such investigation, the Committee shall be authorized (i) to recommend that the Trust implement an appropriate response to stop, prevent and/or remedy any Material Violation, and (ii) inform the President of the Trust and full Board of Trustees of any such investigation and the appropriate remedial measures to be adopted. If the Trust fails in any respect to take any remedial action that the Committee has recommended as the result of an investigation pursuant to the procedures referenced in Section 2 above and if deemed appropriate by the Committee, the Committee shall notify the SEC that the Trust failed in a material respect to implement an appropriate response.

6.            The Committee shall maintain each report of a Material Violation for a period of six (6) years commencing on the date of receipt of such report. The Committee shall maintain each report of a Material Violation with the independent counsel to the Trustees, or any other attorney chosen by the Committee, in its sole discretion.

7.            The Committee shall investigate any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by a Fund, its officers, directors or agents, as contemplated by Section 307 of the Sarbanes-Oxley Act of 2002, and recommend that the Trust take any appropriate remedial action.

VI.         OTHER POWERS AND RESPONSIBILITIES

1.            The Committee shall meet quarterly, or more frequently, in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the authority to assess and determine whether counsel to the Independent Trustees is “independent legal counsel” as defined by Rule 0-1(a)(6) under the 1940 Act.

3.            The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

4. The Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

5.            A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

6. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	WITHHOLD
1. To elect four new Trustees to serve on the Board of Trustees:		
(1) Virginia A. Boeckman	☐	☐
(2) Kathryn E. Borchers	☐	☐
(3) Scott E. Lundy, CFP	☐	☐
(4) Christopher C. Young	☐	☐

2. To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/EBS